SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 19, 1998
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                   CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-19363                       13-3221852
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including area code (212)906-8480
                                                   -------------


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

     On March 19, 1998, Cellular Communications International, Inc. (the "Company"), announced that its Board had declared a 3-for-2 stock split by way of stock dividend with respect to its Common Stock. The record date for this dividend is April 1, 1998 and the payment date is April 14, 1998. If a stockholder is contemplating a sale from the record date to the payment date, the stockholder should consult the stockholder's broker or other financial advisor as to the stockholder's entitlement to the shares to be issued. No fractional shares will be issued, but in lieu thereof the Company will pay a cash adjustment in respect of such fraction.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            Exhibits

            99    Press Release issued March 19, 1998.


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                          (Registrant)




                        By: \s\ Richard J. Lubasch
                        --------------------------------------------------
                        Name: Richard J. Lubasch
                        Title: Senior Vice President, Treasurer, Secretary
                                and General Counsel


Dated: March 19, 1998

                                  EXHIBIT INDEX



Exhibit                                                                 Page


99          Press Release issued on March 19, 1998.